EXHIBIT 10.1

GREENBERG TRAURIG, LLP
MetLife Building
200 Park Avenue, 15th Floor
New York, New York  10166

August __, 2010

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Current Report on Form 8-K for Debt Resolve, Inc.
Commission File No. 001-33110

Dear Sirs:

On behalf of Debt Resolve, Inc., a Delaware corporation, we hereby submit in electronic format for filing with the U.S. Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and Rule 101(a)(1)(iii) of Regulation S-T, one copy of Debt Resolve’s Current Report on Form 8-K, dated August 12, 2010.  The enclosed Form 8-K reports the closing of a private placement of shares of common stock and warrants to purchase common stock in accordance with Item 3.02 of Form

8-K and the addition of a new director in accordance with Item 5.02 of Form 8-K.

               Please address any comments or questions that you may have concerning the Current Report to the undersigned (tel:  212-801-9221; fax: 212-801-6400), or to David M. Rainey, President and Chief Financial Officer (tel: 914-949-5500).

Very truly yours,

/s/ Spencer G. Feldman

Spencer G. Feldman
cc: Mr. David M. Rainey